Operating Right-of-use asset, net (Tables)	6 Months Ended
Sep. 30, 2022
Operating Right-of-use asset, net
Schedule of operating Right-of-use asset, net

	March 31,	Increase/	Exchange rate	September 30,
	2022	(Decrease)	translation	2022
Shenzhen Wan	$—	$217,260	$—	$217,260
Total right-of-use assets, at cost	—	217,260	—	217,260
Less: accumulated amortization	—	(55,119)	2,425	(52,694)
Right-of-use assets, net	$—	$162,141	$2,425	$164,566